Exhibit 10.6

January 3, 2008

Alexander Gordon Jardin
Chief Executive Officer
Franklin Credit Management Corporation
101 Hudson St., 25th Floor
Jersey City, N.J.  07302
Via Fax: 201-604-4400

Re: Confirmation of Principal Balance Outstanding on Tranche B-2 Advance

Dear Mr. Jardin;

We hereby refer to a certain Forbearance Agreement and Amendment to Credit Agreements dated as of December 28, 2007 (the “Forbearance Agreement”) by and among Franklin Credit Management Corporation (“FCMC”), the Borrowers signatory to such Forbearance Agreement and The Huntington National Bank (“Lender”).  Any capitalized term used in this letter and not otherwise defined herein shall have the meanings assigned to such term in the Forbearance Agreement.

As discussed between FCMC and Lender, we erred in calculating the outstanding principal balances of the Commercial Loans as of the Forbearance Effective Date.  To correct that error, Lender hereby confirms that the outstanding principal balance of the Tranche B Note evidencing Tranche B-2 is $56,782,469.88 as of the Forbearance Effective Date and not $79,051,123.50 as stated in the Forbearance Agreement and that certain Amended and Restated Promissory Note (B-2 Note) executed in connection therewith.  Lender further confirms that the sum of $56,782,469.88 represents all Tranche B-2 Advances made as of the Forbearance Effective Date.

Except as modified in this letter, all terms and conditions of the Forbearance Agreement and the other Loan Documents executed in connection therewith shall remain in full force and effect.

Please acknowledge this letter by signing below and returning a copy of this letter to me by fax at (614) 480-3795.  If you have any questions regarding the foregoing, please do not hesitate to call me at (614) 480-5355.

Sincerely,

The Huntington National Bank

By:  /s/ Alan D. Seitz
   Alan D. Seitz
Its:  Senior Vice President

Acknowledged and Agreed:

Franklin Credit Management Corporation

/s/ Alexander Gordon Jardin
By:  Alexander Gordon Jardin
Its:  Chief Executive Officer

Each Borrower Listed on Schedule 1 to the Forbearance Agreement

/s/ Alexander Gordon Jardin
By:  Alexander Gordon Jardin
Its:  Chief Executive Officer

cc J. Michael Mayerfeld
     Timothy E. Grady